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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 22, 2004

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                             Dycom Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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               Florida                      0-5423               59-1277135
     (State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
          of Incorporation)                                  Identification No.)

             4440 PGA Boulevard, Suite 500
              Palm Beach Gardens, Florida                 33410
       (Address of Principal Executive Offices)         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171

                                 Not Applicable
         (Former Name and Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.

              On November 22, 2004, Dycom Industries, Inc. ("Dycom") issued a press release announcing its financial results for its first fiscal quarter ended October 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.

              On November 23, 2004 Dycom held a conference call to review the results of its first fiscal quarter ended October 30, 2004 and to address its outlook. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.


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Item 9.01.   Financial Statements and Exhibits.

             (a) Financial statements of businesses acquired.

                 None.

             (b) Pro forma financial information.

                 None.

            (c)  Exhibits.

                 Exhibit No.               Description
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                 99.1             Press release of Dycom Industries, Inc. issued
                                  on November 22, 2004.

                 99.2             Transcript of Dycom Industries, Inc.
                                  conference call to review the results of its first fiscal quarter ended October 30, 2004 and address its outlook, which took place on November 23, 2004.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DYCOM INDUSTRIES, INC.

Date: November 29, 2004                By: /s/ Richard L. Dunn
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                                           Richard L. Dunn
                                           Senior Vice President and
                                           Chief Financial Officer


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                                 EXHIBIT INDEX
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Exhibit No.             Description
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99.1                    Press release of Dycom Industries, Inc. issued on
                        November 22, 2004.

99.2 Transcript of Dycom Industries, Inc. conference call to review the results of its first fiscal quarter ended October 30, 2004 and address its outlook, which took place on November 23, 2004.